==============================================================================
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                    -----------------------------------






                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

                    -----------------------------------






                                May 4, 1999
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)






                            Gleason Corporation

           (Exact name of registrant as specified in its charter)



       Delaware                       1-8782                    16-1224655

    (State or other          (Commission File Number)        (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)
                           1000 University Avenue
                         Rochester, New York 14692

                      (Address of principal executive
                                  offices)
                                (718) 473-1000

             (Registrant's telephone number, including area code)



==============================================================================


ITEM 5.     OTHER EVENTS

          On May 4, 1999, the registrant announced in the press release (the "Press Release") attached hereto as Exhibit 99, that its Board of Directors had approved the adoption of a Stockholder Rights Plan as described in the Press Release.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

            Listed below are all Exhibits filed as a part of this current report.



     Exhibit                                  Description
     -------                                  -----------

        99                               Press Release, dated May 4, 1999.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Dated:  May 12, 1999.



                                           GLEASON CORPORATION



                                          By:  /s/ Edward J. Pelta
                                             ----------------------------
                                              Name:  Edward J. Pelta
                                              Title: Vice President,
                                                     General Counsel
                                                     & Secretary

                               EXHIBIT INDEX

EXHIBIT NO.                                 DESCRIPTION

99                                          Press Release, dated May 4, 1999.